                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934


Date of Report (Date of Earliest Event Reported):    March 13, 2000





                                  HASBRO, INC.

                              (Name of Registrant)



RHODE ISLAND                     1-6682                05-0155090
(State of                     (Commission              (IRS Employer
Incorporation)                File Number)             Identification No.)


1027 NEWPORT AVE., PAWTUCKET, RHODE ISLAND                              02861
(Address of Principal Executive Offices)                              (Zip Code)


                                 (401) 431-8697
                         (Registrant's Telephone Number)

Item 5.           Other Events

                  Exhibits are filed herewith in connection with the proposed issuance by the Registrant pursuant to the Registrant's Registration Statement on Form S-3 (File No. 333-82077) of $550,000,000 aggregate principal amount of the Registrant's 7.95% Notes Due 2003 and $200,000,000 aggregate principal amount of the Registrant's 8.50% Notes Due 2006.

Item 7(c)         Exhibits

                  4.       Terms Agreement among the Registrant,
                           Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., dated March 10, 2000.

                  5. Opinion of Phillip H. Waldoks, Senior Vice President -- Corporate Legal Affairs and Secretary of the Company, re legality of the Notes.

                  25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             HASBRO, INC.

                                             (Registrant)


Date: March 13, 2000                    By:  /s/  Phillip H. Waldoks

                                                  Phillip H. Waldoks
                                                  Senior Vice President --
                                                  Corporate Legal Affairs and
                                                  Secretary (Duly Authorized
                                                  Officer)

                                  HASBRO, INC.
                           Current Report on Form 8-K
                              Dated March 13, 2000


                                  Exhibit Index

Exhibits

4. Terms Agreement among the Registrant, Salomon Smith Barney Inc. and Bear, Stearns & Co. Inc., dated March 10, 2000.

5. Opinion of Phillip H. Waldoks, Senior Vice President -- Corporate Legal Affairs and Secretary of the Company, re legality of the Notes

25.1 Statement of Eligibility under the Trust Indenture Act of 1939 of a Corporation Designated to Act as Trustee on Form T-1.




                                        3